UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2018

Simpson Manufacturing Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588
 (Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

NOTE ABOUT FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements relating to events or results that may occur in the future are forward-looking statements, including, but not limited to, statements regarding the Company’s future compensation payments, arrangements, plans or amendments (including those related to profit sharing and stock-based compensation). Forward-looking statements generally can be identified by words such as “estimate,” “expect,” “target,” “change,” “to be,” “could,” “will,” “continue” or similar expressions. Forward-looking statements are necessarily speculative in nature, are based on numerous assumptions, and involve known and unknown risks, uncertainties and other factors (some of which are beyond our control) that could significantly affect the Company’s operations and may cause the Company’s actual actions, results, financial condition, performance or achievements to be substantially different from any future actions, results, financial condition, performance or achievements expressed or implied by any such forward-looking statements. Those factors include, but are not limited to changes in the Company's plans, strategies, targets, objectives, expectations or intentions and other risks, uncertainties and factors indicated from time to time in the Company's reports and filings with the U.S. Securities and Exchange Commission, including, without limitation, most recently the Company's Annual Report on Form 10-K for the period ended December 31, 2016, under the heading Item 1A - “Risk Factors” and the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Each forward-looking statement contained in this Current Report on Form 8-K is specifically qualified in its entirety by such factors.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements of Certain Officers

On February 15, 2018, the Compensation and Leadership Development Committee (the “Committee”) of the Board of Directors (the “Board”) of Simpson Manufacturing Co., Inc. (the “Company”) approved certain updates to the compensatory arrangements for the named executive officers (“NEOs”) of the Company that was announced on February 4, 2017. The Committee believes that, with these updates, median Company performance will result in median compensation for the NEOs and above average performance will result in above average compensation. These arrangements as updated are set forth below.

NEOs’ 2018 Equity Awards

Based on its review and the recommendations of Mercer, its independent compensation consultant, the Committee updated the NEOs’ 2018 equity awards. As a result, (i) the number of the target shares of common stock of the Company under equity awards to be granted to the NEOs in 2018 will be split approximately between 20% under time-based equity awards and 80% under performance-based equity awards, compared to the 50%/50% split in 2017, and (ii) no 2018 time-based equity awards will vest on the date of grant compared to 25% of the 2017 time-based equity awards vesting on the date of grant.

The framework of the updated long-term component of the 2018 compensatory arrangements for the NEOs are otherwise consistent with the NEOs’ 2017 equity awards announced on February 4, 2017.

The NEOs’ 2018 awards of performance-based restricted stock units (“PSUs”) will be measured against the updated performance goals set by the Committee for a three-year cliff-vesting period starting on January 1, 2018, and ending on December 31, 2020 (the “Measurement Period”), and the number of shares of common stock of the Company that will eventually vest in favor of a NEO under his or her 2018 PSU awards, following the end of the Measurement Period, will be between 0% and 200% of his or her target shares, depending on the extent to which the performance goals will have been achieved at the end of 2020. The target and maximum amounts of shares of common stock of the Company that could eventually vest under the 2018 PSU awards to be granted to each of the NEOs are as follows:

	Target Shares Under	Maximum Shares Under
	2018 PSU Awards	2018 PSU Awards{1}
Karen Colonias	21,274	42,548
Brian J. Magstadt	7,648	15,296
Ricardo Arevalo	5,908	11,816
Roger Dankel	5,908	11,816
Kevin Swartzendruber	2,432	4,864

{1} No fractional shares will be issued or delivered pursuant to any PSU award.

The NEOs’ 2018 awards of time-based restricted stock units (“RSUs”) will vest over the three years from the effective date of the award, with 20% of the RSUs expected to vest after one year, 40% of the RSUs expected to vest after two years and 40% of the RSUs expected to vest after three years. The total number of shares of common stock of the Company that could eventually vest under the 2018 RSU awards to be granted to each of the NEOs is as follows:

Shares Under
2018 RSU Awards
Karen Colonias	5,320
Brian J. Magstadt	1,912
Ricardo Arevalo	1,479
Roger Dankel	1,479
Kevin Swartzendruber	609

Unchanged Compensation Components

The NEOs’ (i) salaries, (ii) profit sharing trust contributions as well as (iii) quarterly and annual cash award payouts, if any, under the Company’s Executive Officer Cash Profit Sharing Plan for 2018 are expected to be consistent with their 2017 counterparts, and will be discussed in detail in the Company’s proxy statement for its 2018 annual meeting of stockholders.

Item 8.01    Other Events.

Designation of New NEO

On February 15, 2018, the Board designated Kevin Swartzendruber as one of the NEOs of the Company. Mr. Swartzendruber, age 52, joined the Company as Senior Vice President - Finance & Accounting on October 2, 2017.

Mr. Swartzendruber has been our senior vice president of finance beginning October 2017. Prior to joining the Company, he was vice president and corporate controller at Flex Ltd. from October 2005 through September 2017 where his responsibilities primarily included consolidation, external reporting to the Securities and Exchange Commission ("SEC"), external audit and compliance with US GAAP and SEC rules. Mr. Swartzendruber also was an assistant corporate treasurer during a portion of his tenure with Flex Ltd. Prior to joining Flex, Mr. Swartzendruber was a director of SEC reporting and technical accounting with EchoStar (Dish Network) and prior to that, was a senior manager with Deloitte serving private equity investors in its mergers and acquisitions group and also serving high tech clients as an audit professional. Mr. Swartzendruber is a Certified Public Accountant (inactive status) in Colorado and California and graduated Summa Cum Laude from the University of Cincinnati with a bachelor of business administration in accounting and finance.

Mr. Swartzendruber’s compensation arrangement with the Company will be discussed in detail in the Company’s proxy statement for its 2018 annual meeting of stockholders.

Brian J. Magstadt, the Company’s Chief Financial Officer, Treasurer and Secretary, remains as its principal financial officer and principal accounting officer and continues to perform related functions for the Company.

Directors’ Updated Equity Awards

On February 15, 2018, based on Mercer’s findings from a 2017 review of the Board compensation in light of competitive pay levels, which indicated that the Board members’ equity retainers were below the 2016 median level of the Company’s peer group, the Nominating and Governance Committee of the Board approved an increase of the value of the annual equity retainer for each Board member from $65,000 to $85,000 starting in 2018, which is expected to result in awards of restricted stock units with respect to an increased number of shares of common stock of the Company to be granted to members of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE: February 21, 2018	By	/s/BRIAN J. MAGSTADT
Brian J. Magstadt
Chief Financial Officer

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